AMENDMENT
                             DATED FEBRUARY 17, 2006
                                     TO THE
                         RULE 18F-3 MULTIPLE CLASS PLAN
                                       OF
                              RYDEX DYNAMIC FUNDS,
                             DATED AUGUST 28, 2000,
                                   AS AMENDED

                                    AMENDMENT
                             DATED FEBRUARY 17, 2006
                                     TO THE
                         RULE 18F-3 MULTIPLE CLASS PLAN
                       DATED AUGUST 28, 2000, AS AMENDED,
                                       OF
                               RYDEX DYNAMIC FUNDS

                                   SCHEDULE A

--------------------------------------------------------------------------------
                                                                        MASTER
FUND                               A-CLASS    C-CLASS     H-CLASS       CLASS
--------------------------------------------------------------------------------
Dynamic S&P 500 (formerly
Titan 500)                            X          X           X
--------------------------------------------------------------------------------
Inverse Dynamic S&P 500
(formerly Tempest 500)                X          X           X
--------------------------------------------------------------------------------
Inverse Dynamic OTC
(formerly Venture 100)                X          X           X
--------------------------------------------------------------------------------
Dynamic OTC (formerly
Velocity 100)                         X          X           X
--------------------------------------------------------------------------------
Dynamic Dow (formerly Long
Dynamic Dow 30)                                  X           X
--------------------------------------------------------------------------------
Inverse Dynamic Dow
(formerly Inverse Dynamic
Dow 30)                                          X           X
--------------------------------------------------------------------------------
Master Dynamic S&P 500
(formerly Master Titan 500)                                               X
--------------------------------------------------------------------------------
Master Inverse Dynamic S&P
500 (formerly Master Tempest
500)                                                                      X
--------------------------------------------------------------------------------
Master Inverse Dynamic OTC
(formerly Master Venture 100)                                             X
--------------------------------------------------------------------------------
Master Dynamic OTC
(formerly Master Velocity
100)                                                                      X
--------------------------------------------------------------------------------
Master Dynamic Dow
(formerly Mater Long
Dynamic Dow 30)                                                           X
--------------------------------------------------------------------------------
Master Inverse Dynamic Dow
(formerly Master Inverse
Dynamic Dow 30)                                                           X
--------------------------------------------------------------------------------
LEVERAGED RUSSELL 2000                X          X           X
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                        MASTER
FUND                               A-CLASS    C-CLASS     H-CLASS       CLASS
--------------------------------------------------------------------------------
INVERSE RUSSELL 2000                  X          X           X
--------------------------------------------------------------------------------
MASTER LEVERAGED RUSSELL
2000                                                                      X
--------------------------------------------------------------------------------
MASTER INVERSE RUSSELL 2000                                               X
--------------------------------------------------------------------------------

                          ADDITIONS ARE NOTED IN BOLD.